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clene.com

NASDAQ: CLNN

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the "safe harbor" provisions created by those laws. Clene's forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

Building the Clinical Case for Neuroprotection & Remyelination

RepairPD
RepairMS

RESCUEALS

HEALEY ALS Platform Trial

VISIONARY-MS STUDY

Established brain target engagement in early PD and stable relapsing MS patients

CNM-Au8 demonstrated statistically significant survival benefit of 60% decreased risk of death through 120 wks

CNM-Au8 demonstrated a **>90% reduction in risk of death or permanently assisted ventilation** for the 30 mg dose at 24 weeks

CNM-Au8 demonstrated **neurological improvement in stable relapsing MS as an adjunct** to immunomodulatory DMTs



Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases



Proprietary Nanotherapeutic Manufacturing
Strong IP: 150+ granted patents PLUS Trade Secrets

Neurodegenerative Diseases Share A Common Mechanism: A Decline In The Brain's Ability To Produce Energy

Brain Energy Potential
Declines With Normal Aging



NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

~0.5% NAD+/NADH unit decline per decade
(~0.13 mV units per year by ³¹P-MRS Imaging)

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old;
Open squares = individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure



PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

Energetic impairments in the CNS both pre-dispose and drive progression in neurodegenerative diseases

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rene et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

Clene NANOMEDICINE

CNM-Au8® | **Pioneering A New Drug Class To Improve Cellular Energy Production And Utilization**

CNM-Au8 Nanocrystals

Clean Surfaced, Highly Faceted Shapes





CNM-Au8 Nanocrystal Suspension

Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

=

Improved Energy Production and Utilization



By targeting energy metabolism, CNM-Au8 may protect neuronal health

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

Significant Global Opportunity for Treatment in Combination with Standard of Care

Motor Neuron Disease (ALS, Other Orphan Disorders)

ALS PATIENTS IN US & EU ~40K[1] · $1B GLOBAL SALES BY 2029[1]

Current drugs are largely ineffective, mostly generic.

2-5 YEARS[2] LIFE EXPECTANCY · 100% FATAL

Multiple Sclerosis (MS)

MS PATIENTS GLOBALLY 2.2M · $23B MARKET[3]

Existing treatments only target immunomodulation

EMERGING EVIDENCE THAT EARLY MS IS NEURODEGENERATIVE

Parkinsons Disease (PD)

2ND MOST COMMON DISORDER · $6B PROJECTED BY 2026[4]

No disease-modifying treatments available, only symptom-targeted options

30% OF DOPAMINERGIC NEURONS ARE LOST AT DIAGNOSIS[5]

Urgent unmet need to develop neuroprotective treatment to support cells' energetic efficiency and resilience

[1] Clarivate, DRG, ALS 2020 2. https://pubmed.ncbi.nlm.nih.gov/17574351/ 3. Wenzel et al. 2017, doi:10.1038/nrd.2017.107; 4. Parkinson's Market Data Forecast, April 2021 . 5. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725.

Two REPAIR Trials Demonstrated Target Brain Engagement and Improved Energy Metabolism in Early Parkinson's and Stable Relapsing MS

Study Objective: to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (^{31}P-MRS)

RepairPD
Early Parkinson's Disease

RepairMS
Stable Relapsing MS

RepairMS
Non-Active Progressive MS
(Ongoing)

Results demonstrated a potentially meaningful 10% improvement in NAD+/NADH ratio, an essential molecule for energy production[1]

1° Endpoint (Integrated PD & MS)[2]

^{31}P-MRS Change in Brain NAD$^+$/NADH Ratio at End of Treatment
Partial Volume Coil; Ratio of NAD$^+$/NADH (% Fraction of NAD$^+$/ % Fraction NADH)
Primary Endpoint, Mean ± SEM (Paired t-test)



Mean change = 0.5891 (10.4%)
p = 0.0371
NAD+/NADH Ratio
8
6
4
2
Baseline NAD+/NADH Ratio
Wk12+ (End of Tx) NAD+/NADH Ratio
n = 24
n = 24

Exploratory
(ATP Normalization)

REPAIR Integrated Analysis
^{31}P-MRS Change in β-ATP at End of Treatment
Full Volume Coil ^{31}P Signal Area (Integral)
Exploratory Endpoint, Percent (%) Change vs. Baseline Value



Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
Wk12+ (End of Treatment) % Change from Baseline
50
25
0
-25
-50
0.5
0.7
1.1
r² = 0.711
p = <0.0001
Baseline Peak Area (Concentration)

1 Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8, ACTRIMS February 2022

Clene
NANOMEDICINE

Encouraging Efficacy Signals in Phase 2 Trial

Study Objective: Detect preservation of motor neuron function in people with early ALS as measured by MUNIX

Study Design:
36-week blinded treatment with ongoing long-term open-label follow-up



Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum
Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior
Bulbar Onset ALS (Brainstem)
Limb Onset ALS (Spinal Cord)

1° & 2° Endpoints



Rescue-ALS Primary & Secondary Endpoints
(Wk 36 LS Mean Change ± 95% CI)
MUNIX Sum (% Change)
ITT Population, Primary EP
MUNIX Sum (% Change)
Limb Onset Subset
FVC (% predicted)
ITT Population, Secondary EP
-20
0
20
40
Wk 36 Change vs. Placebo
Favors Placebo
Favors Active

Results favor CNM-Au8 treatment

Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021.

CNM-Au8 Improved Patient Function, QOL, and Slowed ALS Disease Progression

Phase 2 Study: 36-Week Placebo-Control Treatment Period 1:1 Randomization (Active 30 mg: Placebo); N=45 enrolled with early ALS

Proportion with <6 point decline


ALSFRS-R 6-point Decline Responder
(Proportion with < 6 point decline)
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
Proportion (%) with < 6 point ALSFRS-R Decline
p = 0.0350
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo
Active, n = 23
Placebo, n = 22
P-value is based on a Chi-Square test

ALS Specific QOL


ALS Specific Quality of Life-Short Form Total Score
RESCUE-ALS Exploratory Endpoint
Mixed Model Repeat Measure (ITT Population, All Randomized)
LS Mean Difference
ALS Specific Quality of Life-Short Form Total Score Change (LS Mean)
Week-12 LS Mean
Week-24 LS Mean
Week-36 LS Mean
0.8 (CI: -0.2, 1.3)
p = 0.1363
0.9 (0.2, 1.6)
p = 0.0177
CNM-Au8 30mg
Placebo
Weeks
(Post-Randomization)
Active, n = 23 23 22
Placebo, n = 21 20 19
P-value is based on MMRM model with treatment, visit, treatment by visit interaction as fixed effects, and baseline value, and ENCALS score as covariates. An unstructured covariance model was used.

ALS Disease Progression


ALS Disease Progression[1]
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
(Kaplan-Meier Estimate, Percent Event Free, ± 95% CI)
Percent Event Free
(Disease Progression)
p = 0.0125
[1]ALS Disease Progression defined as:
Death, or
Tracheostomy, or
Non-invasive ventilation, or
Gastrostomy tube
CNM-Au8 30mg, n=23
Placebo, n=22
Weeks
(Post-Randomization)

[1] Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021

RESCUEALS

Demonstrated Significant Impact on Long-Term Survival 60% Decreased Risk of Death through 120 weeks


Long-Term Survival (All-Cause Mortality): Originally Randomized Active vs. Placebo
Interim Analysis (14-July-2022), ITT Population, All Subjects from Randomization
(Long-term vital status including all study withdrawals)
Probability of Survival
100
90
80
70
60
50
40
30
20
10
0
Double-blind period
Hazard Ratio: 0.408
95% Wald CI: 0.177 to 0.944
Log-rank, p = 0.0429
Active
Placebo
0
24
48
72
96
120
Weeks (Post-Randomization)
At Risk (n)
CMM-Au8: 23 23 20 19 13 7
Placebo: 22 20 19 15 11 3

Early CNM-Au8 treatment demonstrated a significant survival benefit:

- Follow-up of active compared to initial placebo randomization*
- 60% decreased risk of death

***9-month delayed treatment start (ex-placebo) or no treatment**

Time to all-cause mortality amongst participants originally randomized to CNM-Au8 compared to participants originally randomized to placebo through at least 12-months following the last patient last visit (14-July-2022). Vital status and date of death (as applicable) were captured for all subjects withdrawn from the study. Lost-to-follow-up (active, n=3; placebo, n=1) censored as of the date of last study contact. All OLE ex-placebo CNM-Au8 transitioned participants within the placebo group. All current active OLE subjects are right censored as of 14-July-2022.

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

HEALEY ALS Platform Trial

A Multi-center, Randomized Double-Blind, Placebo-Controlled Clinical Trial Assessing the Efficacy, Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of CNM-Au8 in Participants with Amyotrophic Lateral Sclerosis

Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo)


SCREENING (July 2020)
Day -28 to -1
Week 6
Week 12
Week 18
Week 24
Week 30
Week 36
Week 42
Week 48
Week 54
Week 60
Week 66
Week 72
Week 78
6 WEEKS
EOS
Regimen A (n=160)
End of study or Open Label Extension (up to 52 weeks)
Regimen B (n=160)
Regimen C (CNM-Au8) (n=160)
Multiple Independent Regimens with Pooled Placebo
Regimen D (n=160)
Phone calls at Weeks 2, 12, 20

1°

Change in ALSFRS-R slope adjusted by mortality

Weighted Average of Slope Change & Hazard Ratio

Weighting based on # of Mortality Events

2°

- CAFS (Joint-Rank)
- Slow Vital Capacity
- Survival (Death + PAV)

Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022;91:165-175.

clene NANOMEDICINE

Survival Signal | >90% Reduced Risk of Death with 30mg

HEALEY ALS Platform Trial

Shared Placebo Across Regimens


CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Full Analysis Set (All Shared Placebo, Regimens A, B, C, D)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)
Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
94% Decrease
(Events: 9 vs. 1)
p = 0.042
Death Alone
94% Decrease
(Events: 6 vs. 1)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio)

CNM-Au8 Regimen Only (RGC)


CNM-Au8 30mg Survival | Adjusted Cox Proportional Hazard
Efficacy Regimen Only Set (Within Regimen Analysis)
% Hazard Reduction at Week 24
(1 - Hazard Ratio, 95% Confidence Interval)
Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
98% Decrease
(Events: 4 vs. 1)
p = 0.028
Death Alone
95% Decrease
(Events: 3 vs. 1)
p = 0.054
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio)

PAV = Permanently Assisted Ventilation; Prespecified covariate adjustments include: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, (v) age. Events (placebo vs. active).. p-values are not adjusted for multiple comparisons; exploratory analyses by dose.

No evidence for treatment effect at 24 weeks for either adjusted ALSFRS-R change, CAFS, or SVC (combined 30 & 60 mg doses)

Data on File, Clene Nanomedicine, Inc.

Clene Nanomedicine

CNM-Au8 Has Demonstrated ALS Survival Benefit at 30 mg Dose in Two Phase 2 Studies

RESCUEALS

60% decreased risk of death through 120 weeks

HEALEY ALS Platform Trial

>90% risk reduction of death at 30mg at 24 weeks

Long-Term Survival (All-Cause Mortality): Originally Randomized Active vs. Placebo
Interim Analysis (14-July-2022), ITT Population, All Subjects from Randomization
(Long-term vital status including all study withdrawals)



Probability of Survival
100
90
80
70
60
50
40
30
20
10
0
Double-blind period
Hazard Ratio: 0.408
95% Wald CI: 0.177 to 0.944
Log-rank, p = 0.0429
Active
Placebo
0
24
48
72
96
120
Weeks (Post-Randomization)

At Risk (n)

CMN-Au8:	23	23	20	19	13	7
Placebo:	22	20	19	15	11	3

CNM-Au8 30mg | Adjusted Cox Proportional Hazard Ratio
% Risk Reduction at Week 24
(1 - Adjusted Hazard Ratio, 95% Confidence Interval)



Favors Placebo
Favors CNM-Au8 30mg
Death or Death Equivalent (PAV)
98% Decrease
(Events: 4 vs. 1)
p = 0.028
94% Decrease
(Events: 9 vs. 1)
p = 0.042
Death Alone
95% Decrease
(Events: 3 vs. 1)
p = 0.054
94% Decrease
(Events: 5 vs. 1)
p = 0.075
-25
0
25
50
75
100
% Risk Reduction (1 - Hazard Ratio)
Regimen Only (30mg)
Shared Placebo (30mg)

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Healey ALS Platform Safety Summary

- Occurrence of TEAEs were balanced between CNM-Au8 and placebo
- No SAEs were assessed as related to CNM-Au8

Treatment Emergent Adverse Events (TEAEs)	All Shared Placebo (%)	Regimen Placebo (%)	CNM-Au8 30 mg (%)	CNM-Au8 60 mg (%)
Participants with Any TEAE	90%	93%	92%	93%
Participants with Related TEAEs	39%	34%	29%	43%
Participants with SAE	9%	17%	10%	16%
Participants with Related SAEs	1%	2%	0%	0%
Participants Withdrawn due to TEAE	7%	7%	7%	7%

All Shared Placebo (n=164 placebo from Regimens A, B, C, D); Regimen placebo (n=41) includes only concurrent randomization within Regimen C (CNM-Au8)

Clene NANOMEDICINE

VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)



Screening
D0
Day
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- n=73 of 150 planned (~50%) study ended prematurely due to COVID-19 pandemic enrollment challenges
- Pre-specified statistical threshold set at p=0.10
- CNM-Au8 Open Label Extension (OLE) for original active and placebo continues for up-to-96 weeks

1° **Change in Low Contrast Letter Acuity (LCLA)**



O Z D V K
S V H C Z
V H C N O

2° **Change in modified MS Functional Composite (mMSFC)**



25 Feet
O Z D V K
S V H C Z
V H C N O
9HPT
SDMT
T25FWT
LCLA

https://clinicaltrials.gov/ct2/show/NCT03536559; Data on File, Clene Nanomedicine, Inc.

Baseline Demographics and Study Analysis

VISIONARY-MS STUDY

- All participants diagnosed with stable relapsing remitting MS with chronic optic neuropathy
- 92% treated with background DMTs (inc 53% monoclonal antibodies, 32% oral)
- Modified ITT (mITT) Analysis Population

Baseline Value mean (sd)	Age (yrs)	Sex n, (%) Female	Race n, (%) White	Weight (kg)	EDSS Score	Years from Dx	Months Since Relapse
CNM-Au8 15 mg (n=24)	38.4 (10.2)	15 (63%)	23 (96%)	78.0 (17.1)	1.83 (1.3)	6.5 (5.0)	53 (57)
CNM-Au8 30 mg (n=25)	39.6 (7.6)	16 (64%)	24 (96%)	78.6 (17.3)	1.50 (1.1)	3.4 (3.3)	37 (35)
Placebo (n=24)	38.1 (8.3)	20 (83%)	22 (92%)	83.0 (23.3)	1.85 (1.4)	6.6 (3.7)	57 (38)
All Participants (n=73)	38.7 (8.6)	51 (70%)	69 (95%)	79.9 (19.3)	1.75 (1.5)	5.5 (4.3)	49 (45)

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Demonstrated Vision and Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS STUDY

Significantly Improved Vision



Global Neurological Improvement



Change in Low Contrast Letter Acuity (LCLA)



LCLA Change in the Affected Eye
mITT, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline
(Correct LCLA Letters)
6
4
2
0
-2
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Change in modified MS Functional Composite (mMSFC)



LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.05 to 0.51
p = 0.0197
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global neurological clinical improvement was driven by cognition, manual dexterity, and low contrast letter acuity

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

VISIONARY-MS Measures of Axonal Integrity

1. Visual Evoked Potentials (VEP)

Multi-focal Amplitude and Latency Changes


Retina
Optic Nerve (ON) Lesion
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Optic Radiation (OR) Lesion
Visual Cortex

What Happens in the Visual System Happens Throughout the MS Brain

2. Advanced MRI Techniques

Diffusion Tensor Imaging (DTI) changes

Fractional Anisotropy


CSF
GM
WM

Brain Diffusivity



Balcer et la. Mult Scler. 2017 Apr;23(5):734-747.

CNM-Au8 Improved Signal in the Visual Pathway

VISIONARY-MS STUDY

Increased Amplitude (Signal Strength)

From the Eye to the Brain's Visual Cortex



mf-VEP Mean Amplitude Percent (%) Change
ITT Population, LS Mean ± SEM, Segments Nested by Participant
VEP Affected Eye
Wk 48 LS-Mean Difference = 6.1
95% CI = -0.6 to 12.7
p = 0.0730
VEP Fellow Eye
Wk 48 LS-Mean Difference = 9.7
95% CI = 3.1 to 16.3
p = 0.0047
LS-Mean Change from Baseline (% Change)
15
10
5
0
-5
-10
0
12
24
36
48
CNM-Au8 Both Eyes
Placebo Both Eyes
CNM-Au8 Affected Eye
Placebo Affected Eye
CNM-Au8 Fellow Eye
Placebo Fellow Eye
Week 48 VEP Both Eyes
LS-Mean Difference = 7.9
95% CI = 1.4 to 14.4
p = 0.0184
Weeks
(Post-Randomization)

VEP Affected Eye Defined as Longest Latency at Baseline

Increased VEP amplitude is associated with improved axonal integrity; provides evidence that previously impaired neurons can contribute to information signaling after treatment

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

CNM-Au8 Preserved White Matter Integrity Throughout the Brain

VISIONARY-MS STUDY

Preserved Whole Brain White Matter Integrity

Diffuion Tensor Imaging | Fractional Anisotropy (FA) Change
Whole Brain (Cerebrum)
ITT Population, LS Mean ± SEM



Week 48 LS Mean Difference = 0.0029
95% CI = 0.0048 to 0.0054
p = 0.0199
Change from Baseline (Least Square Mean)
0.003
0.002
0.001
0.000
-0.001
-0.002
-0.003
-0.004
-0.005
0
12
24
36
48
Worsening
Active
Placebo
Weeks (Post-Randomization)

Consistent Effect Across All Brain Regions

Diffusion Tensor Imaging | Fractional Anisotropy (FA)
Week 48 Change from Baseline
ITT Population, LS Mean Difference ± SEM



Favors Placebo
Favors CNM-Au8
FA_Cerebrum
FA_Cerebral White Matter
FA_Cerebral NAWM
FA_Optic Radiation
FA_Optic Radiation NAWM
-0.001
0.000
0.001
0.002
0.003
0.004
0.005
Change from Baseline

Preservation of white matter integrity associated with decreased cognitive and functional decline in MS patients

Clene NANOMEDICINE

Summary | Consistent Paraclinical Evidence of Neuroprotective Effects Favoring CNM-Au8 Treatment

VISIONARY-MS

Metric	LS Mean Change through Week 48	Significance	Key Findings	Implications
Diffusion Tensor Imaging (DTI) measure of Fractional Anisotropy (FA)	FA within total Cerebral White Matter	p = 0.0805	Improvements of axonal integrity and neuronal structure across the brain	Neuroprotection and preservation of white matter integrity associated with decreased cognitive and functional decline
	FA within the whole brain (Cerebrum)	p = 0.0199		
	FA within total Cerebral Normal Appearing White Matter	p = 0.0737		
Multi-focal Visual Evoked Potential (mf-VEP)	Amplitude percent change in the most affected eye at baseline	p = 0.0730	Improved information signal along the visual pathway	Neuronal preservation and improved information signal from previously impaired neurons
	Amplitude percent change in the least affected eye at baseline	p = 0.0047		
	Amplitude percent change across both eyes	p = 0.0184		

Critical unmet need in MS for treatments that protect neuronal function independently of immunomodulation to decrease disease progression

Clene NANOMEDICINE

VISIONARY-MS Safety Summary

CNM-Au8 treatment was safe and well-tolerated

- Treatment emergent adverse events (TEAEs) were transient and predominantly mild-to-moderate
- No dose limiting adverse events; no related serious adverse events

Treatment Emergent Adverse Events (TEAEs)	Placebo number (%)	CNM-Au8 15 mg number (%)	CNM-Au8 30 mg number (%)
Subjects with any TEAE	22 (92%)	21 (88%)	25 (100%)
Subjects with SAE	2 (8%)	1 (4%)	2 (8%)
Subjects with Related TEAEs	2 (8%)	2 (8%)	5 (20%)
Subjects Discontinued due to TEAE	1 (4%)	--	1 (4%)

Placebo SAEs: (1) Lentigo maligna melanoma, (2) pregnancy; CNM-Au8 15mg SAEs: (1) Pneumonia, bacteremia (staph aureus), endocarditis; CNM-Au8 30mg SAEs: (1) Ketamine infusion for pain and paracetamol overdose; (2) deep vein thrombosis (6-months post-discontinuation)

Data on File, Clene Nanomedicine, Inc.

CNM-Au8 Consistently Favors Treatment of MS Progression
Independent of an Immunomodulatory Effect

VISIONARY-MS STUDY

Significant Opportunity

- MS patients continue to progress with increasing cognitive and functional deficits accumulating even while receiving disease-modifying therapies—a significant unmet medical need

CNM-Au8® Clinical Results

- Significant improvements in clinical outcomes, brain structure, and visual system on top of immunomodulatory standard of care therapy
- Paraclinical MRI and VEP improvements support clinical benefits, consistently favoring CNM-Au8

Global Phase 3 MS Trial

- Phase 2 VISIONARY-MS safety and efficacy results support advancement to Phase 3

Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

Over 400 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS, and PD

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death
- AEs transient and predominantly mild-to-moderate severity

Patient Exposure Across ALS, MS & PD

Over 400 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience up to 175 weeks

Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

Growing Body of Evidence for CNM-Au8®

CNM-Au8

Disease	2021 – 2022 – 2023	Milestones	Key Findings
Amyotrophic Lateral Sclerosis (ALS)	RESCUE ALS Phase 2 → Open Label Extension	OLE Survival + Clinical	Demonstrated survival benefit
	HEALEY ALS Platform Trial → OLE + EAP	OLE Survival + Biomarkers + Subgroup Analyses	Demonstrated survival benefit at 6 months
Parkinsons Disease (PD)	RepairPD — Phase 2 target engagement	Completed	Established brain target engagement & safety
Multiple Sclerosis (MS)	VisionaryMS Study Phase 2 → Open Label Extension	MRI + mf-VEP + Clinical Over 96 weeks	Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care
	RepairMS Stable Relapsing — Phase 2 target engagement		Established brain target engagement & safety
	RepairMS Non-active, Progressive — Phase 2 target engagement	PPMS + SPMS High Unmet Need	Ongoing to establish target engagement & safety

Data on File, Clene Nanomedicine, Inc.

Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

CNM-Au8®

a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





RESCUEALS

60% decreased risk of death in ALS through 120 weeks

HEALEY ALS Platform Trial

>90% decreased risk of death with 30 mg in ALS

VISIONARY-MS

Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>400

patient years of CNM-Au8 clinical exposure

Strong IP:

150+

patents on nanotherapeutic platform





As of September 30, 2022, adjusted cash and investments on hand (unaudited):

$32.0M*

*Includes cash and investments as of September 30, 2022 of $16.2M + $10.8M November 2022 registered direct offering + $5.0M December 2022 loan with the Maryland Depart of Housing and Community Development

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936 [2]https://clinicaltrials.gov/ct2/show/NCT04414345.

CLENE NANOMEDICINE

Clene Inc.
HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901

Version: 27-Feb-2023